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                                                                 Exhibit 10.51.4

                       FIRST AMENDMENT TO CREDIT AGREEMENT

      Reference is hereby made to that certain Credit Agreement dated as of December 28, 1998, by and between Genzyme Transgenics Corporation (the "Borrower"), and Fleet National Bank ("Lender") (as amended, and as may be further amended from time to time, the "Credit Agreement"). Capitalized terms not defined herein shall have the meanings ascribed thereto in the Credit Agreement.

      WHEREAS, the Borrower and Guarantor have requested that the Lender consent to an increase the maximum amount of Dividends that may be paid to holders of its Series A Convertible Preferred Stock for the redemption of such stock and accrued Dividends thereon, and to agree to permit the payment of Dividends up to a maximum amount for the purpose of the redemption of Series B Convertible Preferred Stock and accrued Dividends thereon, and the Lender has agreed to such change, subject to the terms and conditions of this First Amendment To Credit Agreement (the "First Amendment").

      NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties do hereby agree as follows:

1. Dividends and Redemptions. The Credit Agreement is hereby amended as follows:

            a. Section 2.5 (Revolving Credit Loan Proceeds) of the Credit Agreement is hereby amended by replacing the phrase "or to redeem shares of its Series A Convertible Preferred Stock, face value $1,000 per share" with the phrase "or to redeem shares of its Series B Convertible Preferred Stock, face value $1,000 per share."

            b. Section 6.6 (Dividends and Redemptions) of the Credit Agreement is hereby deleted and replaced with the following in lieu thereof:

            "6.6 Dividends and Redemptions. Pay or set aside any amount to pay any Dividends; provided, however, that, so long as no Default or Event of Default has occurred and is continuing, Borrower may pay Dividends to holders of its Series B Convertible Preferred Stock for the redemption of such stock and accrued Dividends payable in connection with such stock, up to a maximum amount of $15,000,000, in accordance with Schedule 6.6 which sets forth the payment schedule for the redemption of such stock."

            c. Schedule 6.6 to the Credit Agreement is hereby amended to replace the sentence "The entire $11,500,000 could be used at any time to repurchase the Series A Convertible Stock" as it appears therein the following sentence in lieu thereof: "The entire $15,000,000 could be used at any time to repurchase the Series B Convertible Stock"; and to replace the title thereof: "Series A Convertible Stock Purchase Schedule" with the following title in lieu thereof:
"Series B Convertible Stock Purchase Schedule."

2. Consent. The Borrower and Guarantor have requested that the Lender consent to the Borrower's payment of Dividends to holders of the Borrower's Series A Convertible Preferred

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Stock for the redemption of such stock and accrued Dividends payable in connection with such stock, up to a maximum amount of $12,650,000 (the "November Redemption Transaction"). The funds to be used for such payments will consist of the entire purchase price to be paid by the Guarantor to purchase Series B Convertible Preferred Stock of the Borrower, up to a maximum of $12,500,000, and, if the November Redemption Transaction requires total payments exceeding $12,500,000, the remaining required amount of such payments will be provided by the Borrower, up to a maximum amount of $150,000. The Lender's consent to the payments contemplated by the November Redemption Transaction is required because
(a) prior to the effectiveness of this Amendment, Section 6.6 of the Credit Agreement limits the total amount of such payments to $11,500,000, and the maximum that the total aggregate payments required by the November Redemption Transaction could be is $12,650,000, and (b) after the effectiveness of this First Amendment, the Borrower may not make any payments of Dividends on account of Series A Convertible Preferred Stock. The Lender hereby consents to the Borrower's making such payments in connection with the November Redemption Transaction.

3. Representations and Warranties. In order to induce the Lender to enter into this First Amendment, the Borrower and Guarantor make the following representations and warranties, all of which shall survive the execution and delivery of this First Amendment:

      (a) Each of the Borrower and the Guarantor has all requisite corporate, partnership or other power and authority to execute, deliver and perform its obligations under this First Amendment and under the Credit Agreement, as amended hereby. This First Amendment has been duly authorized, executed and delivered by the Borrower and the Guarantor, and does not conflict with, violate or result in a breach of or require any consent under any applicable law, rule or regulation or any of the terms of the charter or by-laws (or equivalent constitutional documents) of the Borrower or the Guarantor, any agreement or instrument to which the Company, the Guarantor or any Subsidiary of either of them is a party or to which any of them or their property is bound or to which any of them is subject. This First Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligation of the Borrower and the Guarantor enforceable against each in accordance with its terms.

      (b) On the date hereof each of the representations and warranties in the Credit Agreement are true, accurate and complete in all material respects, provided that, if any representation or warranty is expressly required in the Credit Agreement to be made only as of a specific date, such representation or warranty shall be true, accurate and complete as of such date in all material respects.

      (c) Upon the execution and delivery of this First Amendment, and the satisfaction of each of the conditions precedent set forth in Section 4 of this First Amendment, no Default or Event of Default shall exist and be continuing.

4. Conditions Precedent. The agreements contained herein and the amendments contemplated hereby shall become effective on the date (the "Effective Date") when the Borrower, the Guarantor, and the Lender shall have executed this First Amendment and when each of the following conditions shall have been fulfilled:

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      (a) Execution of Documents, Etc. This First Amendment and any other agreements, documents and instruments to be executed and/or delivered in connection herewith (collectively the "First Amendment Documents") shall have been duly and properly authorized and executed by the Borrower, the Guarantor, and the Lender and shall be in full force and effect on and as of the Effective Date of this First Amendment and all representations and warranties of the Borrower and Guarantor hereunder shall continue to be true, accurate and complete.

      (b) Proceedings; Receipt of Documents. All requisite corporate action and proceedings of the Borrower and Guarantor in connection with the execution and delivery of this First Amendment and the other First Amendment Documents shall be satisfactory in form and substance to the Lender and its counsel, and the Lender and its counsel shall have received all information and copies of all documents, including without limitation, records of requisite corporate action and proceedings which the Lender or its counsel may have requested in connection therewith, such documents where requested by the Lender or its counsel to be certified by appropriate persons or governmental authorities.

      (c) Material Litigation. There shall be no pending or, to the best knowledge of the Borrower, threatened litigation with respect to the Borrower or the Guarantor before any court, arbitrator or governmental or administrative body or agency which challenges or relates to (i) the transactions contemplated hereby or (ii) the Loan Documents.

5. Reaffirmation and Ratification of Existing Agreements, Etc. Each of the Borrower and the Guarantor: (i) reaffirms and ratifies all the Obligations to the Lender, in respect of the Credit Agreement, as hereby amended, and the other Loan Documents, (ii) certifies that there are no defenses, offsets or counterclaims to such Obligations as of the date hereof , (iii) expressly acknowledges its continuing liability pursuant thereto, and (iv) agrees that each of the Credit Agreement, as amended hereby, and the other Loan Documents shall remain in full force and effect, enforceable against the Borrower and Guarantor in accordance with its terms.

6. Miscellaneous.

      (a) This First Amendment may be executed on separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same agreement.

      (b) This First Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the Commonwealth of Massachusetts (without giving effect to the conflict of law principles thereof).

      (c) The headings of the several sections of this First Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

      (d) This First Amendment, together with the other First Amendment Documents, embodies the entire agreement and understanding among the parties relating to the subject matter

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hereof and supersedes all prior proposals, negotiation, agreements and understandings relating to such subject matter.

      (e) This First Amendment, together with the other First Amendment Documents, shall be deemed to be Loan Documents under the Credit Agreement.

      (f) EACH OF THE BORROWER, THE GUARANTOR, AND THE LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      (g) The Borrower shall pay on demand the reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and expenses incurred, or which may be incurred by the Lender in connection with the negotiation, documentation, administration and enforcement of this First Amendment.

      IN WITNESS WHEREOF, this First Amendment has been duly executed and delivered as a sealed instrument at Boston, Massachusetts as of this 12th day of November, 1999.

                                    THE BORROWER:

                                    GENZYME TRANSGENICS CORPORATION

                                    By: /s/ John B. Green
                                       ----------------------------
                                       Title:


                                    THE GUARANTOR:

                                    GENZYME CORPORATION

                                    By:
                                       ----------------------------
                                       Title:


                                    THE LENDER:

                                    FLEET NATIONAL BANK

                                    By:
                                       ----------------------------
                                       Title:

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hereof and supersedes all prior proposals, negotiation, agreements and understandings relating to such subject matter.

      (e) This First Amendment, together with the other First Amendment Documents, shall be deemed to be Loan Documents under the Credit Agreement.

      (f) EACH OF THE BORROWER, THE GUARANTOR, AND THE LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      (g) The Borrower shall pay on demand the reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and expenses incurred, or which may be incurred by the Lender in connection with the negotiation, documentation, administration and enforcement of this First Amendment.

      IN WITNESS WHEREOF, this First Amendment has been duly executed and delivered as a sealed instrument at Boston, Massachusetts as of this 12th day of November, 1999.

                                    THE BORROWER:

                                    GENZYME TRANSGENICS CORPORATION

                                    By:
                                       ----------------------------
                                       Title:


                                    THE GUARANTOR:

                                    GENZYME CORPORATION

                                    By: /s/ Michael S. Wyzga
                                       ----------------------------
                                       Title:


                                    THE LENDER:

                                    FLEET NATIONAL BANK

                                    By:
                                       ----------------------------
                                       Title:

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hereof and supersedes all prior proposals, negotiation, agreements and understandings relating to such subject matter.

      (e) This First Amendment, together with the other First Amendment Documents, shall be deemed to be Loan Documents under the Credit Agreement.

      (f) EACH OF THE BORROWER, THE GUARANTOR, AND THE LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      (g) The Borrower shall pay on demand the reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and expenses incurred, or which may be incurred by the Lender in connection with the negotiation, documentation, administration and enforcement of this First Amendment.

      IN WITNESS WHEREOF, this First Amendment has been duly executed and delivered as a sealed instrument at Boston, Massachusetts as of this 12th day of November, 1999.

                                    THE BORROWER:

                                    GENZYME TRANSGENICS CORPORATION

                                    By:
                                       ----------------------------
                                       Title:


                                    THE GUARANTOR:

                                    GENZYME CORPORATION

                                    By:
                                       ----------------------------
                                       Title:


                                    THE LENDER:

                                    FLEET NATIONAL BANK

                                    By: /s/ Kimberly Martone
                                       ----------------------------
                                       Title: SVP